UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 30, 2006

MTI Technology Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418 (Commission File Number)	95-3601802 (I.R.S. Employer Identification No.)
17595 Cartwright Road
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
(949) 251-1101
(Registrant’s Telephone Number,
Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
Amendment of 2001 Stock Incentive Plan
     On October 30, 2006, the stockholders of MTI Technology Corporation (the “Company”) approved an amendment to the Company’s 2001 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock, $.001 par value per share, issuable over the term of the Plan by 5,000,000, thereby raising the maximum aggregate number of shares issuable (plus annual increase equal to 3% of the number of shares outstanding as of December 31st of the preceding year) from 11,593,792 to 16,593,792. A total of 6,106,317 shares (subject to annual increase) will be available for future grant under the Plan, as amended. No other provisions of the Plan were amended.
     The foregoing description of the Plan, as amended, is qualified by reference to the complete terms of the Plan, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Executives’ Repurchase
     On October 30, 2006, the Company cancelled certain stock options then held by Thomas P. Raimondi, Jr., its President and Chief Executive Officer, Todd Williams, its Vice President, Corporate Controller and Principal Accounting Officer, and Keith Clark, its Executive Vice President, Europe, and issued such persons shares of restricted stock, at a price of $0.01 per share, in exchange therefore. Mr. Raimondi cancelled 1,075,000 stock options in exchange for 1,400,000 shares of restricted stock, Mr. Williams cancelled 80,000 stock options in exchange for 80,000 shares of restricted stock and Mr. Clark cancelled 152,500 stock options in exchange for 250,000 shares of restricted stock. The stock options cancelled in the exchange were “out of the money” or below the current trading price of the Company’s common stock. The Company’s stockholders approved the exchanges on October 30, 2006.
     The restricted stock awards were made under the Plan and are subject to the terms of the Company’s standard form of restricted stock award agreement under the Plan, a copy of which has been filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2006. The restricted stock awards each vest over 3 years, with 33.33% of the particular award vesting on the first anniversary of the date of grant and the remaining unvested shares vesting at a rate of 4.16% per month beginning at the end of the 13th month following the date of the grant.
2006 Stock Incentive Plan (CT)
     On October 30, 2006, the Company’s stockholders approved the adoption of the MTI Technology Corporation 2006 Stock Incentive Plan (CT) (the “2006 Plan”). Under the 2006 Plan, 2,651,400 shares of the Company’s common stock have been initially reserved for issuance. As previously disclosed, in connection with the Company’s acquisition of Collective Technologies, LLC (“Collective”) in July 2006, the Company

agreed to issue up to 732,262 shares of restricted stock and up to 1,919,138 stock options at fair market value as of the date of the grant to former employees of Collective that the Company acquired in the transaction. Such issuances were made under the 2006 Plan on October 30, 2006. In connection therewith, Edward C. Ateyeh, Jr., the Company’s Executive Vice President, U.S. Services was granted 300,000 shares of restricted stock and a stock option grant of 300,000 shares, and William Kerley, the Company’s Chief Operating Officer, Services, was granted 265,588 shares of restricted stock and a stock option grant of 310,486 shares.
     The description of the material terms of the 2006 Plan included in Proposal 5 of the Company’s Definitive Proxy Statement filed with the SEC on October 4, 2006 is incorporated herein by reference. Such description of the 2006 Plan is qualified by reference to the complete terms of the 2006 Plan, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference. The restricted stock and stock option awards made under the 2006 Plan are subject to the terms of the Company’s applicable standard forms of restricted stock and stock option award agreements under the 2006 Plan, copies of which have been filed as Exhibits 10.34, 10.35 and 10.36 to the Company’s Annual Report on Form 10-K filed with the SEC on June 30, 2006.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	MTI Technology Corporation 2001 Stock Incentive Plan

99.2	MTI Technology Corporation 2006 Stock Incentive Plan (CT)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: November 3, 2006	By:	/s/ SCOTT J. POTERACKI
Scott J. Poteracki
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	MTI Technology Corporation 2001 Stock Incentive Plan

99.2	MTI Technology Corporation 2006 Stock Incentive Plan (CT)